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                                                                       EXHIBIT 1

                           [CROWE CHIZEK LETTERHEAD]

June 19, 2000


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have reviewed and agree with the comments in item 4 of the Form 8-K of First National Entertainment Corporation dated June 19, 2000.


/s/ Crowe, Chizek and Company LLP

Crowe, Chizek and Company LLP
Oak Brook, Illinois